UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 8, 2004 (December 1, 2004)

Luby's, Inc.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-8308	74-1335253

(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600 Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 329-6800	www.lubys.com

(Registrant's telephone number, including area code, and Website)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)

On December 1, 2004, Joanne Winik informed the Company of her decision to resign from the Board of Directors at the end of the Annual Meeting of Shareholders in January 2005, after 12 years of service to Luby's.  Ms. Winik, who is President and General Manager of KLRN-TV, San Antonio's Public Broadcasting Service affiliate, has been a director of the Company since January of 1993.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY'S, INC.
(Registrant)

Date: December 8, 2004	By:	/s/Christopher J. Pappas

Christopher J. Pappas
President and
Chief Executive Officer